Sales of Advances and MSRs	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Transfers and Servicing of Financial Assets [Abstract]
Sales of Advances and MSRs
Note 4 — Sales of Advances and MSRs
In order to efficiently finance our assets, streamline our operations and generate liquidity, we sell MSRs, Rights to MSRs and servicing advances to market participants. We may retain the right to subservice loans when we sell MSRs. In connection with sales of Rights to MSRs, we retain legal ownership of the MSRs and continue to service the related mortgage loans until such time as all necessary consents to a transfer of the MSRs are received.
The following table provides a summary of MSRs and advances sold during the nine months ended September 30, 2015:

	MSRs	Advances and Match Funded Advances
Carrying value of assets sold	$662,923	$321,164
Gain (loss) on sale	97,958	—
Plus: Accrued expenses and reserves	19,529	—
Sales price	780,410	321,164
Less:
Amount due from purchaser at September 30	98,545	35,226
Amount paid to purchasers for estimated representation and warranty obligations, compensatory fees for foreclosures that may ultimately exceed investor timelines and related indemnification obligations	83,806	—
Total net cash received	$598,059	$285,938

During nine months ended September 30, 2015, we sold Agency MSRs relating to loans with a UPB of $87.6 billion. There were no significant MSR sales during the nine months ended September 30, 2014. In 2012 and 2013, we sold to Home Loan Servicing Solutions, Ltd. (HLSS) Rights to MSRs and the related servicing advances (together with the sale of the related servicing advances, the NRZ/HLSS Transactions). On April 6, 2015, HLSS closed on the sale of substantially all of its assets to NRZ. References to NRZ in these unaudited consolidated financial statements include HLSS for periods prior to April 6, 2015 because, following HLSS’ sale of substantially all of its assets on April 6, 2015, NRZ, through its subsidiaries, is the owner of the Rights to MSRs and has assumed all rights and obligations under the associated agreements.
Pursuant to our agreements, NRZ has assumed the obligation to fund new servicing advances with respect to the Rights to MSRs. However, because we remain the servicer on the loans for which the Rights to MSRs have been sold, in the event NRZ were to fail to fulfill its advance funding obligations, as the servicer under our servicing agreements, we would be contractually obligated to fund such advances. At September 30, 2015, NRZ had outstanding advances of approximately $5.1 billion in connection with the Rights to MSRs.
The servicing fees payable under the servicing agreements underlying the Rights to MSRs are apportioned between NRZ and us as provided in our agreements with NRZ. NRZ retains a fee based on the UPB of the loans serviced, and OLS receives certain fees, including a performance fee based on servicing fees actually paid less an amount calculated based on the amount of servicing advances and cost of financing those advances. After the earlier of April 30, 2020 or eight years after the closing date of the sale of each tranche of Rights to MSRs to NRZ, the apportionment of these fees with respect to such tranche is subject to re-negotiation.
As it relates to the NRZ/HLSS Transactions, if and when a transfer of legal ownership occurs, OLS will subservice the loans pursuant to a subservicing agreement, as amended, with NRZ.
Beginning April 2017, NRZ has a general right to direct us to transfer servicing of the servicing agreements underlying the Rights to MSRs that we have previously sold to NRZ provided that the transfer is subject to our continued right to be paid the servicing fees and other amounts payable under our agreements. An exception to the requirement that the transfer is subject to our continued right to payment under the transferred servicing agreement exists in circumstances where a termination event (as defined in our agreements with NRZ) occurs. In these circumstances, NRZ may direct us to use commercially reasonable efforts to transfer servicing under the affected servicing agreement and, following the transfer, we would no longer be entitled to receive future servicing fee revenue with respect to the transferred servicing agreement. Regarding NRZ’s rights upon a termination event resulting from an uncured servicer rating downgrade, NRZ has agreed to a standstill until April 2017 unless they determine in good faith that a trustee intends to terminate servicing under an affected servicing agreement. In these circumstances, NRZ may direct us to use commercially reasonable efforts to transfer servicing under the affected servicing agreement and, following the transfer, we would no longer be entitled to receive future servicing fee revenue. All required third-party consents would need to be obtained in connection with any servicing transfer.
To the extent servicing agreements underlying Rights to MSRs are terminated as a result of a termination event, NRZ is entitled to payment of an amount equal to a percentage of NRZ’s purchase price for the related Rights to MSRs. We paid NRZ $2.2 million through September 30, 2015 in connection with the termination of four servicing agreements underlying the Rights to MSRs.
The NRZ/HLSS Transactions are accounted for as financings. If and when transfer of legal ownership of the underlying MSRs occurs upon receipt of third-party consents, we would derecognize the related MSRs. Upon derecognition, any resulting gain or loss is deferred and amortized over the expected life of the related subservicing agreement. Until derecognition, we continue to recognize the full amount of servicing revenue and amortization of the MSRs.
The sales of the advances in connection with MSR sales, including the NRZ/HLSS Transactions, meet the requirements for sale accounting, and the advances are derecognized from our consolidated financial statements at the servicing transfer date, or, in the case of advances sold in connection with the sale of Rights to MSRs at time of the sale.
In 2014, Ocwen sold advances related to certain FHA-insured mortgage loans to subsidiaries of NRZ. These advance sales did not qualify for sales treatment and were accounted for as financings.

Note 4 — Sales of Advances and MSRs
In order to efficiently finance our assets and operations and to create liquidity, we periodically sell MSRs, Rights to MSRs and servicing advances to market participants, including HLSS. We typically retain the right to subservice loans when we sell MSRs and we remain the servicer on the Rights to MSRs sold to HLSS. Counterparties may also acquire advance financing SPEs and the related match funded liabilities. In connection with sales of Rights to MSRs, we retain legal ownership of the MSRs and continue to service the related mortgage loans until such time as all necessary consents are received. We are obligated to transfer legal ownership of the MSRs to NRZ upon it obtaining all required third-party consents and licenses.
On April 6, 2015, HLSS MSR-EBO Acquisition, LLC, a subsidiary of NRZ, entered into a transaction to acquire substantially all of the assets of HLSS including HLSS Holdings, LLC, and Ocwen entered into a consent to this transfer and amendment of its agreements with NRZ. NRZ, through its subsidiaries, is now the owner of the Rights to MSRs and has assumed HLSS’ rights and obligations under the associated agreements.
Pursuant to our agreements, HLSS, and now NRZ, assumed the obligation to fund new servicing advances with respect to the Rights to MSRs. However, because we remain the servicer on the loans for which the Rights to MSRs have been sold to HLSS, in the event HLSS, and now NRZ, were to fail to fulfill its advance funding obligations, as the servicer under our servicing agreements, we would be contractually obligated to fund such advances. At December 31, 2014, HLSS had outstanding advances of approximately $6.1 billion in connection with the Rights to MSRs. On April 6, 2015, we entered into an amendment to the various purchase and sale supplement agreements with NRZ.
As it relates to the sale of Rights to MSRs to HLSS (together with the sale of the related servicing advances, the HLSS Transactions), if and when such transfer of legal ownership occurs, OLS will subservice the loans pursuant to a subservicing agreement, as amended, with NRZ. During the years ended December 31, 2013 and 2012, we completed HLSS Transactions relating to the Rights to MSRs for $119.7 billion and $82.7 billion of UPB, respectively. We did not complete any sales of Rights to MSRs to HLSS during 2014.
The following table provides a summary of the assets and liabilities sold in connection with the HLSS Transactions during the years ended December 31:

	2013	2012
Sale of MSRs accounted for as a financing	$417,167	316,607

Sale of advances and match funded advances	3,839,954	2,827,227

Sale of advance SPEs:
Match funded advances	—	413,374
Debt service account	—	14,786
Prepaid lender fees and debt issuance costs	—	5,422
Other prepaid expenses	—	1,928
Match funded liabilities	—	(358,335)
Accrued interest payable and other accrued expenses	—	(841)
Net assets of advance SPEs	—	76,334
Sales price, as adjusted	4,257,121	3,220,168
Amount due from HLSS for post-closing adjustments at December 31	—	(1,410)
Cash received on current year sales	4,257,121	3,218,758
Amount received from HLSS as settlement of post-closing adjustments outstanding at the end of the previous year	1,410	—
Total cash received	$4,258,531	3,218,758

We have also, and in the future may, sell MSRs in transactions accounted for as sales. We may retain subservicing in connection with the transactions.
To the extent we retain legal title to the MSRs, the sales of Rights to MSRs are accounted for as financings. Upon receipt of third-party consents, we would derecognize the related MSRs. Upon derecognition, any resulting gain or loss is deferred and amortized over the expected life of the related subservicing agreement. Until derecognition, we continue to recognize the full amount of servicing revenue and amortization of the MSRs.
The sales of the related advance generally meet the requirements for sale accounting, and the advances are derecognized from our financial statements at the time of the sale. In the event a purchaser acquires an advance SPE from Ocwen in connection with the sale, we derecognize the assets and liabilities of the advance SPE at the time of the sale. We also evaluated our relationship with the financing SPEs to which HLSS, and now NRZ, transfer the servicing advances acquired from us and determined that we are not required to consolidate these SPEs.
In 2014, Ocwen sold advances related to certain FHA-insured mortgage loans to subsidiaries of HLSS. These advance sales did not qualify for sales treatment and were accounted for as a financing.